Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and contingencies

26    Commitments and contingencies

In the normal course of its operations, the Company becomes involved in various legal actions, including claims relating to injuries and damage to property. The Company maintains provisions it considers to be adequate for such actions. While the final outcome with respect to actions outstanding or pending at December 31, 2013, cannot be predicted with certainty, it is the opinion of management that their resolution will not have a material adverse effect on the Company’s financial position or results of operations.

On July 6, 2013, a train carrying crude oil operated by Montreal Maine and Atlantic Railway (“MM&A”) derailed and exploded in Lac-Megantic, Quebec on a section of railway line owned by MM&A. The day before CP had interchanged the train to MM&A, but after the interchange MM&A exercised exclusive control over the train.

Following this incident, the Minister of Sustainable Development, Environment, Wildlife and Parks of Quebec issued an order directing named parties to recover the contaminants and to clean up and decontaminate the derailment site. CP was later added as a named party in the administrative action on August 14, 2013.

A class action lawsuit has also been filed in the Superior Court of Quebec on behalf of a class of persons and entities residing in, owning or leasing property in, operating a business in or physically present in Lac-Megantic. The lawsuit seeks damages caused by the derailment including for wrongful deaths, personal injuries, and property damages. CP was added as a defendant on August 16, 2013. In the wake of the derailment and ensuing litigation, MM&A filed for bankruptcy in Canada and the United States. At this early stage in the legal proceedings, any potential liability and the quantum of potential loss cannot be determined. Nevertheless, CP denies liability for MM&A’s derailment and will vigorously defend itself in both proceedings or any proceeding that may be commenced in the future.

At December 31, 2013, the Company had committed to total future capital expenditures amounting to $569 million and operating expenditures relating to supplier purchase obligations, such as locomotive maintenance and overhaul agreements, as well as agreements to purchase other goods and services amounting to approximately $1.5 billion for the years 2014-2046, of which CP estimates approximately $0.8 billion will be incurred within the next 5 years.

As at December 31, 2013, the Company’s commitments under operating leases were estimated at $684 million in aggregate, with minimum annual payments in each of the next five years and thereafter as follows:

(in millions of Canadian dollars)	Operating leases

2014	$121
2015	102
2016	85
2017	66
2018	54
Thereafter	256

Total minimum lease payments	$684

Expenses for operating leases for the year ended December 31, 2013 were $154 million (2012 – $182 million; 2011 – $161 million).

During the three months ended March 31, 2013, CP provided an interest free loan pursuant to a court order in the amount of $20 million to a corporation owned by a court appointed trustee to facilitate the acquisition of a building. The building will be held in trust until the resolution of legal proceedings with regard to CP’s entitlement to an exercised purchase option of the building. If CP is successful in these proceedings, title to the building will transfer to CP with an additional payment of $20 million; otherwise the loan will be repaid.